EXHIBIT 99.2

                            VCA ANTECH, INC. REPORTS

                          RECORD SECOND QUARTER RESULTS

     - Second quarter diluted earnings per common share of $0.37 beats earnings consensus estimate by $0.03 and increased 32.1% from the comparable period of 2002.
     -    Second quarter revenue grew 12.9% to a record $132.4 million.
     -    Second quarter operating income increased 16.3% to $33.2 million.


     LOS ANGELES, CA, JULY 23, 2003 - VCA ANTECH, INC. (NASDAQ NM SYMBOL: WOOF), a leading animal health care company in the United States, today reported financial results for the second quarter ended June 30, 2003 as follows: revenue increased 12.9% to a second quarter record of $132.4 million; operating income increased 16.3% to $33.2 million; net income increased 46.3% to $15.4 million; and, diluted earnings per common share increased 32.1% to $0.37 from $0.28 in 2002.

     The Company also reported the financial results for the six months ended June 30, 2003 as follows: revenue increased 11.9% to a record $248.4 million; operating income increased 16.1% to $56.7 million; and, net income increased to $20.5 million from $16.1 million in 2002. During the first quarter of 2003, the Company incurred an after-tax charge of $4.4 million, or $0.11 per diluted common share, for costs incurred in connection with the early payoff of its 15.5% senior notes. Adjusted net income (which excludes the impact of this charge) increased 54.4% to $24.9 million from 2002 and adjusted diluted earnings per common share increased 44.2% to $0.62 from $0.43 in 2002.

     Bob Antin, Chairman and CEO, stated, "We had an excellent second quarter. We increased diluted earnings per common share by 32.1% to $0.37, exceeding the earnings consensus estimate by $0.03. We continue to achieve our operating leverage in both of our business segments driving strong growth in our operating income. With an increase in second quarter revenue of 12.9%, our operating income increased by 16.3% to $33.2 million and our operating income margin increased to 25.1% from 24.3% in 2002.

     "Our laboratory division for the second quarter of 2003 increased laboratory revenue by 15.0%, generating an increase in laboratory operating income of 19.0% to $18.3 million and an increase in laboratory operating income margin to 39.1% from 37.8% in 2002. Laboratory internal revenue growth was 12.3% for the second quarter of 2003.

     "Our animal hospital division for the second quarter of 2003 increased animal hospital revenue by 12.5%, generating an increase in animal hospital operating income of 14.4% to $19.1 million and an increase in animal hospital operating income margin to 21.6% from 21.2% in 2002. Animal hospital adjusted same-facility revenue(1) growth was 2.9% for the second quarter of 2003."

NON-GAAP FINANCIAL MEASURES

     We believe investors' understanding of our performance is enhanced by disclosing adjusted net income and adjusted diluted earnings per common share. We define adjusted net income as reported net income, excluding certain significant items. For the periods reported in this press release, the only significant item that was excluded was debt retirement costs incurred in connection with the Company's prepayment of outstanding indebtedness in the first quarter ended March 31, 2003. Adjusted diluted earnings per common share is adjusted net income divided by fully diluted shares outstanding.

     Management uses these non-GAAP financial measures because they exclude the effects of the debt retirement charges, which they believe are not representative of the Company's core operations for the periods presented. As a result, the non-GAAP financial measures help to provide meaningful comparisons of the Company's overall performance from one reporting period to another and meaningful assessments of the Company's future performance and related trends.

     We also believe that investors' understanding of our performance is enhanced by disclosing animal hospital adjusted same-facility revenue, which includes the revenue of the animal hospitals that we manage and excludes the management fees charged to those same animal hospitals. Management uses animal hospital adjusted same-facility revenue to aid in its understanding of how all animal hospitals owned and managed are performing as a group.

     There are material limitations associated with the use of these non-GAAP financial measures. Adjusted net income excludes the impact of significant items (in this case, debt retirement costs) on current performance. Adjusted diluted earnings per common share does not depict the amount accrued directly to each shareholder's benefit. And, animal hospital adjusted same-facility revenue is not reflective of the consolidated results for animal hospitals owned and managed as reported in our consolidated financial statements.

     To compensate for the limitations in these non-GAAP financial measures, we ensure that our disclosures provide a complete understanding of all adjustments found in non-GAAP financial measures, and we provide a reconciliation between the GAAP financial measures and the non-GAAP financial measures in the attached financial schedules titled "Supplemental Operating Data."

CONFERENCE CALL

     VCA Antech will discuss its second quarter 2003 earnings during a conference call today, July 23, 2003 at 4:30 p.m. Eastern Time. The call will be broadcast live on the Internet and can be accessed by visiting the Company's website at

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


HTTP://INVESTOR.VCAANTECH.COM. The conference call can also be accessed via telephone by dialing (800) 361-0912. Interested parties should call at least ten minutes prior to the start of the conference call to register.

     Statements contained in this release that are not based on historical information are forward-looking statements that involve risks and uncertainties. Actual results may vary substantially as a result of a variety of factors. Among the important factors that could cause actual results to differ are the level of direct costs and the ability of the Company to maintain revenue at a level necessary to maintain expected operating margins, the level of selling, general and administrative costs, the effects of competition, the efficient integration of the Company's acquisitions, the effects of the Company's recent acquisitions and its ability to effectively manage its growth, the ability of the Company to service its debt, the continued implementation of its management information systems, pending litigation and governmental investigations, general economic conditions, and the results of the Company's acquisition program. These and other risk factors are discussed in the Company's recent filing with the Securities and Exchange Commission on Form 10-K and the reader is directed to these statements for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements.

     VCA ANTECH owns, operates and manages the largest networks of free-standing veterinary hospitals and veterinary-exclusive clinical laboratories in the country.

        Media contact:  Tom Fuller, Chief Financial Officer
                        (310) 571-6505


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

                                VCA ANTECH, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
           FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2003 AND 2002
              (UNAUDITED - IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    THREE MONTHS               SIX MONTHS
                                                    ENDED JUNE 30,            ENDED JUNE 30,
                                               ------------------------  ------------------------
                                                   2003         2002         2003         2002
                                               ---------     ---------   ---------     ----------
Revenue:
   Laboratory                                   $ 46,691     $ 40,604     $ 88,389     $ 78,261
   Animal hospital                                88,424       78,621      165,152      147,265
   Other                                               -          500            -        1,000
   Intercompany                                   (2,752)      (2,500)      (5,178)      (4,606)
                                               ---------     ---------   ---------     ----------
                                                 132,363      117,225      248,363      221,920
                                               ---------     ---------   ---------     ----------
Direct costs                                      86,504       77,004      166,255      149,592

Gross profit, excluding depreciation and
    amortization:
   Laboratory                                     21,875       18,470       40,117       34,565
   Animal hospital                                23,984       21,251       41,991       36,763
   Other                                              -           500           -         1,000
                                               ---------     ---------   ---------     ----------
                                                  45,859       40,221       82,108       72,328
                                               ---------     ---------   ---------     ----------
Selling, general and administrative:
   Laboratory                                      2,797        2,396        5,504        5,069
   Animal hospital                                 2,519        2,478        5,022        4,992
   Corporate                                       3,774        3,665        7,927        7,100
                                               ---------     ---------   ---------     ----------
                                                   9,090        8,539       18,453       17,161
                                               ---------     ---------   ---------     ----------
Depreciation and amortization                      3,497        3,139        7,074        6,302
Loss (gain) on sale of assets                         78            -          (160)          -
                                               ---------     ---------   ---------     ----------
Operating income                                  33,194       28,543       56,741       48,865

Interest expense, net                              6,418       10,344       13,410       20,333
Other (income) expense                               131          (61)         258         (154)
Debt retirement costs                                 -            -         7,417            -
Minority interest expense                            462          528          823          930
                                               ---------     ---------   ---------     ----------
Income before provision for income taxes          26,183       17,732       34,833       27,756
Provision for income taxes                        10,833        7,237       14,300       11,626
                                               ---------     ---------   ---------     ----------
Net income                                     $  15,350     $ 10,495     $ 20,533     $ 16,130
                                               =========    ==========   =========     ==========
Diluted earnings per common share              $    0.37       $ 0.28       $ 0.51       $ 0.43
                                               =========    ==========   =========     ==========
Shares used for computing diluted
   earnings per common share                      41,136       37,087       40,288       37,084
                                               =========    ==========   =========     ==========


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


                                VCA ANTECH, INC.
                     SUPPLEMENTAL OPERATING DATA - CONTINUED
            FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2003 AND 2002
              (UNAUDITED - IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



TABLE #1                                               THREE MONTHS           SIX MONTHS
Reconciliation of net income to adjusted              Ended June 30,         Ended June 30,
   net income                                     ----------------------- ---------------------
                                                      2003        2002       2003       2002
                                                  ----------- ----------- ---------- ----------
Net income                                          $ 15,350    $ 10,495   $ 20,533   $ 16,130
Certain significant items:
   Debt retirement costs                                  -           -       7,417         -
Related tax effect                                        -           -      (3,041)        -
                                                  ----------- ----------- ---------- ----------
Adjusted net income                                 $ 15,350    $ 10,495   $ 24,909   $ 16,130
                                                  =========== =========== ========== ==========


TABLE #2
RECONCILIATION OF DILUTED EARNINGS PER
   COMMON SHARE TO ADJUSTED DILUTED EARNINGS
   PER COMMON SHARE
Diluted earnings per common share                    $ 0.37      $ 0.28     $ 0.51     $ 0.43
Certain significant items as detailed in Table #1,
   net of tax effect                                     -           -        0.11          -
                                                    --------     --------    --------  --------
Adjusted diluted earnings per common share           $ 0.37      $ 0.28     $ 0.62     $ 0.43
                                                    ========     ========    ========  ========

Shares used for computing diluted earnings per
   common share                                      41,136       37,087     40,288     37,084
                                                    ========     ========    ========  ========


TABLE #3
RECONCILIATION OF ANIMAL HOSPITAL
   ADJUSTED SAME-FACILITY REVENUE                     THREE MONTHS                         SIX MONTHS
   AND ADJUSTED SAME-FACILITY REVENUE                ENDED JUNE 30,                      ENDED JUNE 30,
   GROWTH TO SAME-FACILITY REVENUE            -----------------------------    -----------------------------
   AND SAME-FACILITY REVENUE GROWTH           2003       2002     % GROWTH        2003       2002      % GROWTH
                                              ----       ----     --------        ----       ----      --------
ANIMAL HOSPITAL REVENUE:
Adjusted same-facility revenue (1)          $89,467    $86,924       2.9%    $168,055     $163,072       3.1%
Same-facility revenue of animal hospitals
   managed                                  (21,482)   (21,592)               (39,743)     (39,610)
                                            --------   --------               --------     --------
Same-facility revenue of animal
   hospitals owned                           67,985     65,332                128,312      123,462
Same-facility management fees (2)            12,210     12,292                 21,898       21,821
                                            --------   --------               --------     --------
Same-facility revenue                      $ 80,195    $77,624       3.3%    $150,210     $145,283       3.4%
                                           =========   ========             ==========    =========


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



                                VCA ANTECH, INC.
                     SUPPLEMENTAL OPERATING DATA - CONTINUED
                    AS OF JUNE 30, 2003 AND DECEMBER 31, 2002
                           (UNAUDITED - IN THOUSANDS)

TABLE #4                                                     JUNE 30,        DECEMBER 31,
Selected consolidated balance sheet data                       2003             2002
                                                          -------------      ------------
Cash                                                        $  22,512        $   6,462
Accounts receivable, net                                    $  25,537        $  20,727
Stockholders' equity                                        $ 137,949        $  63,086
Total assets                                                $ 545,253        $ 507,428

Debt:
   Revolving credit facility                                $      -         $   7,500
   Senior term C notes                                        166,442          167,283
   9.875% senior subordinated notes                           170,000          170,000
   15.5% senior notes                                               -           38,137
   Other                                                        2,054            1,637
   Unamortized discounts                                           (6)          (3,000)
                                                          -------------      ------------
      Total debt                                           $ 338,490        $ 381,557
                                                          =============      ============


                 FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002
                           (UNAUDITED - IN THOUSANDS)

                                                          FOR THE SIX MONTHS
Table #5                                                    ENDED JUNE 30,
                                                      --------------------------------
Selected cash flow and expense data                         2003             2002
                                                      --------------     -------------
Net cash provided by operating activities                 $ 38,520         $ 31,814
Rent expense                                              $  8,043         $  6,769
Capital expenditures                                      $  6,168         $  6,204

Notes to Press Release and Tables
-----------------------------------------------
(1) Animal hospital revenue is comprised of revenue of the animal hospitals that we own and the management fees of animal hospitals that we manage. Certain states prohibit corporations from providing or holding themselves out as providers of veterinary medical care. In these states, we enter into arrangements with a veterinary medical group that provides all veterinary medical care, while we manage the administrative functions associated with the operation of the animal hospitals and own or lease the hospital facility from a third party. In return for our services, the veterinary medical group pays us a management fee. We do not consolidate the operations of animal hospitals that we manage. However, when we analyze revenue and same-facility revenue growth for animal hospitals, we use combined revenue and an adjusted same-facility measure that are calculated using the combined revenue of animal hospitals owned and managed for the entire periods presented. We feel that combined revenue and adjusted same-facility revenue are important measures because they reflect the overall performance of all animal hospitals owned and managed.

(2) Same-facility management fees are paid to us by veterinary medical groups.


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